                                                                  Exhibit 24.1


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 9, 1999, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                       /s/ Barry MacLean
                                       -------------------------------------


Dated: March 29, 1999

                                                                  Exhibit 24.1





                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 9, 1999, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                           /s/ Malcolm Glazer
                                           ----------------------------------
                                           Malcolm Glazer



Dated: March 25, 1999

                                                                 Exhibit 24.1





                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 9, 1999, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                           /s/ Avram Glazer
                                           ----------------------------------
                                           Avram Glazer



Dated: March 26, 1999

                                                                   Exhibit 24.1





                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 9, 1999, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                           /s/ Kevin Glazer
                                           ----------------------------------



Dated: March 24, 1999

                                                                  Exhibit 24.1


                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 9, 1999, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                           /s/ Richard Kent
                                           ----------------------------------



Dated: March 24, 1999

                                                                 Exhibit 24.1





                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 9, 1999, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                           /s/ Daniel B. Greenwood
                                           ----------------------------------
                                           Daniel B. Greenwood



Dated: March 29, 1999

                                                                  Exhibit 24.1





                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 9, 1999, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                           /s/ Charles Huthinson
                                           ----------------------------------
                                           Charles Hutchinson



Dated: March 24, 1999

                                                                  Exhibit 24.1





                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Jeffrey P. Rhodenbaugh and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on or about April 9, 1999, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.





                                           /s/ William E. Dotterweich
                                           ----------------------------------





Dated: March 25, 1999